UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 26, 2009

Financial Security Assurance Holdings Ltd.

(Exact name of registrant as specified in its charter)

New York	1-12644	13-3261323
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

31 West 52nd Street, New York, NY		10019
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (212) 826-0100

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 420.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.         Other Events.

On February 26, 2009, Dexia S.A. (“Dexia”), the parent company of Financial Security Assurance Holdings Ltd. (the “Company”), posted presentations to its web site that include operating and financial information of the Company at and for the year ended December 31, 2008.  These materials were prepared by Dexia based on international financial reporting standards and accordingly may diverge materially from U.S. generally accepted accounting principles.  A copy of the information regarding the Company from Dexia’s presentations is furnished herewith as Exhibit 99.1.

Dexia is a publicly traded Belgian corporation.

Item 9.01.         Financial Statements and Exhibits.

(d)  Exhibits.

No.	Exhibit
99.1	Excerpt from Dexia S.A. presentations dated February 26, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

Date: February 26, 2009	By:	/s/ Bruce E. Stern
Name: Bruce E. Stern
Title: General Counsel and Managing Director

EXHIBIT INDEX

No.	Exhibit

99.1	Excerpt from Dexia S.A. presentation dated February 26, 2009.